UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 9, 2013

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio	43228
(Address of principal executive offices)	(Zip Code)

(614) 388-8909

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.

Effective October 9, 2013, the single operating subsidiary of Globalwise Investments, Inc., Intellinetics, Inc. (“Intellinetics”) and Kimm Bush, a former employee of Intellinetics (“Ms. Bush”), entered into a settlement agreement and release of all claims (the “Settlement Agreement”) settling claims asserted by Ms. Bush against Intellinetics arising from Ms. Bush’s employment with Intellinetics for a lump sum payment of $75,000.

The foregoing summary of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1	Settlement Agreement and Release of All Claims effective as of October 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2013

GLOBALWISE INVESTMENTS, INC.
(Registrant)

By:	/s/ Matthew L. Chretien
Name:	Matthew L. Chretien
Title:	Interim President and Chief Executive Officer

EXHIBIT INDEX

10.1	Settlement Agreement and Release of All Claims effective as of October 9, 2013.